Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports Fully Diluted EPS of $0.34 for Q4

2024 and doubles the quarterly dividend
to $0.10 per share; ROAA of 1.08% and ROAE of 12.73%
MIAMI, FL – January 23, 2025 – USCB Financial Holdings, Inc. (the “Company”)

(NASDAQ: USCB)
, the holding company for
U.S.

Century

Bank

(the

“Bank”),

reported

net

income

of

$6.9

million

or

$0.34

per

fully

diluted

share

for

the

three

months

ended
December 31, 2024, compared with net income of $2.7 million or $0.14 per fully diluted share for the same period in 2023.

“The results in Q4 2024, highlight a record year for USCB.

The team outperformed our internal budget and delivered impressive results for our shareholders. A year

ago, we posted $0.14

per share in diluted

EPS in Q4 2023

and more than doubled

those earnings this quarter
to $0.34 per

share. Our continued

focus on reducing

deposit costs has contributed

to the net interest

margin (NIM) expansion,

helping
us maintain solid profitability. While we did experience

an increase in non-interest expense, primarily due to non-routine items, overall profitability was consistent with the

third quarter. Given the earnings power of

the Company, outlook for 2025, and strong

capital levels,
the board approved to double the quarterly cash dividend to $0.10 per share. For 2025, we remain focused on managing operating costs efficiently to

drive sustainable

performance and

delivering value

to our

shareholders.” said

Luis de

la Aguilera,

Chairman, President,
and CEO.
Unless otherwise stated,

all percentage comparisons

in the bullet points

below are calculated

at or for the

quarter ended December 31,
2024 compared to at or for the quarter ended December 31, 2023 and annualized where appropriate.
Profitability
• Annualized return on average assets for the quarter ended December 31, 2024 was 1.08% compared to 0.48% for the fourth quarter of 2023.

•
Annualized return

on average stockholders’

equity for the

quarter ended December

31, 2024 was

12.73% compared

to 5.88%

for
the fourth quarter of 2023.

•
The efficiency ratio for the quarter ended December 31,

2024 was 55.92% compared to 68.27% for the fourth quarter of 2023.

•
Net interest margin for the quarter ended December 31, 2024

was 3.16%

compared to 2.65% for the fourth quarter of 2023.
•
Net interest income

before provision

for credit

losses was $19.4

million for

the quarter ended

December 31, 2024,

an increase of
$5.0 million or 34.7% compared to the fourth quarter of 2023.
Balance Sheet
•
Total

assets

were

$2.6

billion

at

December 31,

2024,

representing

an

increase

of

$242.1 million

or

10.4%

from

$2.3

billion

at
December 31, 2023.
•
Total loans held

for investment were $2.0 billion at December 31,

2024, representing an increase of $192.0 million or 10.8% from
$1.8 billion at December 31, 2023.
•
Total

deposits were

$2.2 billion at

December 31, 2024,

representing an

increase of

$236.9 million or

12.2% from

$1.9 billion

at
December 31, 2023.
•
Total

stockholders’

equity

was

$215.4 million

at

December 31,

2024,

representing

an

increase

of

$23.4

million

or

12.2%

from
$192.0

million

at December

31,

2023.

Total

stockholders’

equity

included

accumulated

comprehensive

loss of

$44.5 million

at
December 31, 2024 compared to accumulated comprehensive loss of $44.3 million at December 31, 2023.

Asset Quality
•
The allowance

for credit

losses (“ACL”)

increased by

$3.0 million

to $24.1

million at

December 31, 2024

from $21.1

million at
December 31, 2023.
•
The ACL represented 1.22%

of total loans at December 31, 2024 and 1.18%

at December 31, 2023.
•
The provision for credit loss was $1.0

million for the quarter ended December

31, 2024, a decrease of $445 thousand

compared to
the fourth quarter of 2023.
•
Non-performing

loans to

total loans

was 0.14%

at December

31,

2024

and

0.03%

at December

31, 2023.

Nonperforming

loans
totaled $2.7 million at December 31, 2024 and $468 thousand at December

31, 2023.
Non-interest Income and Non-interest Expense
•
Non-interest

income was

$3.6

million

for

the

three

months

ended December 31,

2024,

an

increase

of

$2.3

million

or

173.5%
compared to $1.3 million for the same period in 2023.

•
Non-interest

expense

was

$12.9 million

for

the

three

months

ended

December 31,

2024,

an

increase

of

$2.1

million

or

19.9%
compared to $10.7 million for the same period in 2023.

•
Non-interest expense

for the three months

ended December 31,

2024, increased $1.4

million compared to

the three months ended
September 30, 2024 due to routine increases of $362 thousand and non-routine increases of $1.0 million. Routine increases for the fourth quarter 2024 were: $110

thousand increase to salaries and

employee benefits due to merit increases

and higher replacement
cost

of

personnel,

$218

thousand

increase

in

consulting

and

legal

fees

due

to

timing

of billings

throughout

the

year,

and

$104
thousand increase in other operating expense. Occupancy, regulatory assessment and fees,

and network and information technology
had a net decrease

of $70 thousand. Non-routine increases

for the fourth quarter 2024

were: $620 thousand in

salaries and employee
benefits due to restricted stock

award expense (a shorter initial

vesting period; annual expense was

recognized in two months), $173
thousand

in

legal

expenses

for

various

items

which

the

Company

expects

to be

reimbursed

in

coming

quarters,

$174

thousand
increase in other operating expenses due to forced placed-insurance expense related to borrowers which the Company expects to be
reimbursed

in

coming

quarters, and

$71

thousand

due

to

excise tax

related

to

the

Company’s

stock

repurchases

pursuant

to

its
previously

announced stock

repurchase programs.

Non-routine expenses

had an

impact of

($0.04) on

diluted EPS

for the

fourth
quarter 2024.

Capital
•
On January 21,

2025, the Company’s

Board of Directors

declared a quarterly

cash dividend

of $0.10 per

share of the

Company’s
Class A common stock. The dividend will be paid on March 5, 2025 to shareholders of record at the close of business on February
14, 2025.
• As of December 31, 2024,
total risk-based capital ratios for the Company and the Bank were 13.51% and 13.34%,

respectively.
•
Tangible book

value per common share (a non-GAAP

measure) was $10.81 at December 31,

2024, representing increase of $1.00
or 10.2% from $9.81 at December

31, 2023. At December 31, 2024, tangible

book value per common share was

negatively affected
by ($2.24) per share due to an

accumulated comprehensive loss of $44.5 million due to changes in the market value of our

available
for sale securities during the fourth quarter.

At December 31, 2023, tangible book value per common share was negatively affected by ($2.26) per share due to an accumulated comprehensive loss of $44.3 million.

Conference Call and Webcast

The Company will host a conference call on Friday,

January 24, 2025, at 11:00 a.m. Eastern Time

to discuss the Company’s unaudited
financial results for the quarter ended December 31, 2024. To access the conference call, dial (833) 816-1416 (U.S. toll-free) and ask to join the USCB Financial Holdings Call.

Additionally,

interested

parties can

listen to

a live

webcast

of the

call in

the “Investor

Relations” section

of the

Company’s

website
at www.uscentury.com

.

An archived version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial Holdings, Inc.

is the bank holding company for

U.S. Century Bank. Established in 2002,

U.S. Century Bank is one of
the largest

community banks

headquartered

in Miami,

and one

of the

largest community

banks in

the State

of Florida.

U.S. Century
Bank is rated 5-Stars by BauerFinancial, the nation’s leading independent bank rating firm. U.S. Century Bank offers customers a wide

range of

financial products

and services

and supports

numerous community

organizations,

including

the Greater

Miami Chamber

of
Commerce, the South Florida Hispanic Chamber of Commerce, and ChamberSouth. For more information about us or to find a banking
center near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings release

may contain statements

that are not

historical in nature

and are intended

to be, and

are hereby identified

as, forward-
looking

statements

for

purposes

of

the

safe

harbor

provided

by

Section

21E

of

the

Securities

Exchange

Act

of

1934,

as

amended.
Forward-looking statements are

those that are

not historical facts.

The words “may,”

“will,” “anticipate,” “could,”

“should,” “would,”
“believe,” “contemplate,” “expect,” “aim,” “plan,” “estimate,”

“seek,”“continue,” and “intend,”, the negative of these

terms, as well as
other similar words

and expressions of

the future, are

intended to identify

forward-looking statements. These forward-looking

statements
include, but are not limited

to, statements related to our

projected growth, anticipated future

financial performance, and management’s
long-term performance goals, as well as statements

relating to the anticipated effects on our results of

operations and financial condition
from expected or potential developments or events, or business and growth strategies, including anticipated internal growth and balance sheet restructuring.
These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from
those anticipated in such statements. Potential risks and uncertainties include,

but are not limited to:
•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
•
our ability to successfully manage interest rate risk, credit risk, liquidity risk,

and other risks inherent to our industry;
•
the

accuracy

of

our

financial

statement

estimates

and

assumptions,

including

the

estimates

used

for

our

credit

loss

reserve

and
deferred tax asset valuation allowance;
•
the efficiency and effectiveness of our internal

control procedures and processes;
•
our ability to comply with

the extensive laws and

regulations to which we are

subject, including the laws for

each jurisdiction where
we operate;
•
adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry;
• deposit attrition and the level of our uninsured deposits;
•
legislative

or

regulatory

changes and

changes

in

accounting

principles,

policies,

practices or

guidelines,

including

the on-going
effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard;
•
the

lack

of

a

significantly

diversified

loan

portfolio

and

the

concentration

in

the

South

Florida

market,

including

the

risks

of
geographic,

depositor,

and

industry

concentrations,

including

our

concentration

in

loans

secured

by

real

estate,

in

particular,
commercial real estate;
• the effects of climate change;
• the concentration of ownership of our common stock;
• fluctuations in the price of our common stock;
•
our ability to

fund or access

the capital markets

at attractive rates

and terms and

manage our growth,

both organic

growth as well
as growth through other means, such as future acquisitions;
•
inflation, interest rate, unemployment rate, and market

and monetary fluctuations;
• impacts of international hostilities and geopolitical events;
•
increased competition

and its effect

on the pricing

of our products

and services as

well as our

interest rate spread

and net interest
margin;
• the loss of key employees;
•
the effectiveness

of our risk management

strategies, including operational

risks, including, but

not limited to, client,

employee, or
third-party fraud and security breaches; and
•
other risks described in this earnings release and other filings we make with the

Securities and Exchange Commission (“SEC”).
All forward-looking

statements are

necessarily only

estimates of

future results,

and there

can be

no assurance

that actual

results will
not differ

materially from

expectations. Therefore,

you are

cautioned not

to place

undue reliance

on any

forward-looking statements.
Further, forward-looking statements included in this

earnings release are

made only as

of the date

hereof, and we

undertake no obligation
to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statements are made

or
to reflect the occurrence of unanticipated

events, unless required to do

so under the federal securities laws.

You

should also review the
risk factors described in the reports the Company filed or will file with the SEC.
Non-GAAP Financial Measures
This earnings release

includes financial information determined

by methods other

than in accordance

with generally accepted

accounting
principles (“GAAP”). This financial

information includes certain

operating performance measures. Management

has included these

non-
GAAP

measures

because

it

believes

these

measures

may

provide

useful

supplemental

information

for

evaluating

the

Company’s
operations and

underlying performance

trends. Further,

management uses these

measures in

managing and

evaluating the Company’s
business and intends to refer to

them in discussions about our operations

and performance. Operating performance

measures should be
viewed

in

addition

to,

and

not

as

an

alternative

to

or

substitute

for,

measures

determined

in

accordance

with

GAAP,

and

are

not

necessarily

comparable

to

non-GAAP

measures

that

may

be

presented

by

other

companies.

Reconciliations

of

these

non-GAAP
measures

to

the most

directly

comparable

GAAP measures

can be

found

in the

‘Non-GAAP

Reconciliation

Tables’

included

in the
exhibits to this earnings release.
All numbers included in this press release are unaudited unless otherwise noted.
Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou

MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended December 31, Twelve Months Ended December 31,
2024 2023 2024 2023
Interest income:
Loans, including fees $ 30,757 $ 24,803 $ 115,236 $ 87,884
Investment securities 2,846 2,511 11,480 10,012
Interest-bearing deposits in financial institutions 564 662 4,517 3,121
Total interest income 34,167 27,976 131,233 101,017
Interest expense:
Interest-bearing checking deposits 338 327 1,509 901
Savings and money market accounts 9,569 9,126 40,098 29,658
Time deposits 3,447 2,733 13,354 8,500
FHLB advances and other borrowings 1,455 1,414 6,336 3,390
Total interest expense 14,809 13,600 61,297 42,449
Net interest income before provision for credit losses 19,358 14,376 69,936 58,568
Provision for credit losses 1,030 1,475 3,157 2,367
Net interest income after provision for credit losses 18,328 12,901 66,779 56,201
Non-interest income:

Service fees 2,667 1,348 8,839 5,055
Gain (loss) on sale of securities available for sale, net - (883) 14 (1,859)
Gain on sale of loans held for sale, net 154 105 747 801
Other non-interest income 806 756 3,140 3,406
Total non-interest income 3,627 1,326 12,740 7,403
Non-interest expense:

Salaries and employee benefits 7,930 6,104 28,793 24,429
Occupancy 1,337 1,262 5,258 5,230
Regulatory assessments and fees 405 412 1,766 1,453
Consulting and legal fees 552 642 1,568 1,899
Network and information technology services 494 552 1,993 2,016
Other operating expense 2,136 1,747 7,664 6,781
Total non-interest expense 12,854 10,719 47,042 41,808
Net income before income tax expense 9,101 3,508 32,477 21,796
Income tax expense 2,197 787 7,803 5,251
Net income $ 6,904 $ 2,721 $ 24,674 $ 16,545
Per share information:

Net income per common share, basic $ 0.35 $ 0.14 $ 1.25 $ 0.84
Net income per common share, diluted $ 0.34 $ 0.14 $ 1.24 $ 0.84
Cash dividends declared $ 0.05 $ - $ 0.20 $ -
Weighted average shares outstanding:
Common shares, basic 19,795,589 19,503,043 19,675,444 19,621,698
Common shares, diluted 20,183,731 19,573,350 19,831,421 19,687,634

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023
Income statement data:
Net interest income $ 19,358 $ 18,109 $ 17,311 $ 15,158 $ 14,376
Provision for credit losses 1,030 931 786 410 1,475
Net interest income after provision for credit losses 18,328 17,178 16,525 14,748 12,901
Service fees 2,667 2,544 1,977 1,651 1,348
Gain (loss) on sale of securities available for sale, net - - 14 - (883)
Gain on sale of loans held for sale, net 154 109 417 67 105
Other income 806 785 803 746 756
Total non-interest income 3,627 3,438 3,211 2,464 1,326
Salaries and employee benefits 7,930 7,200 7,353 6,310 6,104
Occupancy 1,337 1,341 1,266 1,314 1,262
Regulatory assessments and fees 405 452 476 433 412
Consulting and legal fees 552 161 263 592 642
Network and information technology services 494 513 479 507 552
Other operating expense 2,136 1,787 1,723 2,018 1,747
Total non-interest expense 12,854 11,454 11,560 11,174 10,719
Net income before income tax expense 9,101 9,162 8,176 6,038 3,508
Income tax expense 2,197 2,213 1,967 1,426 787
Net income $ 6,904 $ 6,949 $ 6,209 $ 4,612 $ 2,721
Per share information:
Net income per common share, basic $ 0.35 $ 0.35 $ 0.32 $ 0.23 $ 0.14
Net income per common share, diluted $ 0.34 $ 0.35 $ 0.31 $ 0.23 $ 0.14
Cash dividends declared $ 0.05 $ 0.05 $ 0.05 $ 0.05 $ -
Balance sheet data (at period-end):

Cash and cash equivalents $ 77,035 $ 38,486 $ 77,261 $ 126,546 $ 41,062
Securities available-for-sale $ 260,221 $ 259,527 $ 236,444 $ 259,992 $ 229,329
Securities held-to-maturity $ 164,694 $ 167,001 $ 169,606 $ 173,038 $ 174,974
Total securities $ 424,915 $ 426,528 $ 406,050 $ 433,030 $ 404,303
Loans held for investment
(1)
$ 1,972,848 $ 1,931,362 $ 1,869,249 $ 1,821,196 $ 1,780,827
Allowance for credit losses $ (24,070) $ (23,067) $ (22,230) $ (21,454) $ (21,084)
Total assets $ 2,581,216 $ 2,503,954 $ 2,458,270 $ 2,489,142 $ 2,339,093
Non-interest-bearing demand deposits $ 575,159 $ 637,313 $ 579,243 $ 576,626 $ 552,762
Interest-bearing deposits $ 1,598,845 $ 1,489,304 $ 1,477,459 $ 1,526,168 $ 1,384,377
Total deposits $ 2,174,004 $ 2,126,617 $ 2,056,702 $ 2,102,794 $ 1,937,139
FHLB advances and other borrowings $ 163,000 $ 118,000 $ 162,000 $ 162,000 $ 183,000
Total liabilities $ 2,365,828 $ 2,290,038 $ 2,257,250 $ 2,294,131 $ 2,147,125
Total stockholders' equity $ 215,388 $ 213,916 $ 201,020 $ 195,011 $ 191,968
Capital ratios:
(2)

Leverage ratio 9.53% 9.34% 9.03% 8.91% 9.28%
Common equity tier 1 capital 12.28% 12.01% 11.93% 11.80% 11.62%
Tier 1 risk-based capital 12.28% 12.01% 11.93% 11.80% 11.62%
Total risk-based capital

13.51% 13.22% 13.12% 12.98% 12.78%
(1)

Loan amounts include deferred fees/costs.
(2) Reflects the Company's regulatory capital ratios which are provided for informational purposes only; as a small bank holding company, the Company is not subject
to regulatory capital requirements. The Bank's total risk-based capital for fourth quarter 2024 was 13.34%.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS,

AND OTHER DATA (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023
Average balance sheet data:
Cash and cash equivalents $ 56,937 $ 87,937 $ 107,831 $ 132,266 $ 57,069
Securities available-for-sale $ 255,786 $ 244,882 $ 263,345 $ 239,896 $ 215,649
Securities held-to-maturity $ 165,831 $ 168,632 $ 171,682 $ 174,142 $ 181,151
Total securities $ 421,617 $ 413,514 $ 435,027 $ 414,038 $ 396,800
Loans held for investment
(1)
$ 1,958,566 $ 1,878,230 $ 1,828,487 $ 1,781,528 $ 1,698,611
Total assets $ 2,544,592 $ 2,485,434 $ 2,479,222 $ 2,436,103 $ 2,268,811
Interest-bearing deposits $ 1,547,789 $ 1,468,067 $ 1,473,513 $ 1,473,831 $ 1,336,470
Non-interest-bearing demand deposits $ 590,829 $ 609,456 $ 610,370 $ 574,760 $ 577,133
Total deposits $ 2,138,618 $ 2,077,523 $ 2,083,883 $ 2,048,591 $ 1,913,603
FHLB advances and other borrowings $ 151,804 $ 156,043 $ 162,000 $ 164,187 $ 139,000
Total liabilities $ 2,328,877 $ 2,278,793 $ 2,281,467 $ 2,243,011 $ 2,085,182
Total stockholders' equity $ 215,715 $ 206,641 $ 197,755 $ 193,092 $ 183,629
Performance ratios:
Return on average assets
(2)
1.08% 1.11% 1.01% 0.76% 0.48%
Return on average equity
(2)
12.73% 13.38% 12.63% 9.61% 5.88%
Net interest margin
(2)
3.16% 3.03% 2.94% 2.62% 2.65%
Non-interest income to average assets
(2)
0.57% 0.55% 0.52% 0.41% 0.23%
Non-interest expense to average assets
(2)
2.01% 1.83% 1.88% 1.84% 1.87%
Efficiency ratio
(3)
55.92% 53.16% 56.33% 63.41% 68.27%
Loans by type (at period end):
(4)
Residential real estate $ 297,979 $ 283,477 $ 256,807 $ 237,906 $ 204,419
Commercial real estate $ 1,128,399 $ 1,095,112 $ 1,053,030 $ 1,057,800 $ 1,047,593
Commercial and industrial $ 258,311 $ 246,539 $ 248,525 $ 228,045 $ 219,757
Correspondent banks $ 82,438 $ 103,815 $ 112,510 $ 100,182 $ 114,945
Consumer and other

$ 198,091 $ 198,604 $ 194,644 $ 194,325 $ 191,930
Asset quality data:
Allowance for credit losses to total loans 1.22% 1.19% 1.19% 1.18% 1.18%
Allowance for credit losses to non-performing loans 889% 846% 2,933% 4,705% 4,505%
Total non-performing loans
(5)
$ 2,707 $ 2,725 $ 758 $ 456

$ 468
Non-performing loans to total loans 0.14% 0.14% 0.04% 0.03% 0.03%
Non-performing assets to total assets
(5)
0.10% 0.11% 0.03% 0.02% 0.02%
Net charge-offs (recoveries of) to average loans
(2)
0.00% (0.00)% (0.00)% (0.00)% (0.00)%
Net charge-offs (recovery) of credit losses $ (11) $ (6) $ (2) $ (7) $ (3)
Interest rates and yields:
(2)
Loans held for investment

6.25% 6.32% 6.16% 6.01% 5.79%
Investment securities

2.63% 2.61% 2.80% 2.69% 2.46%
Total interest-earning assets 5.57% 5.61% 5.54% 5.34% 5.16%
Deposits
(6)
2.48% 2.66% 2.64% 2.76% 2.53%
FHLB advances and other borrowings 3.81% 4.05% 4.03% 4.10% 4.04%
Total interest-bearing liabilities 3.47% 3.79% 3.76% 3.86% 3.66%
Other information:
Full-time equivalent employees 199 198 197 199 196
(1)

Loan amounts include deferred fees/costs.
(2)

Annualized.
(3)

Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest

income.
(4)

Loan amounts exclude deferred fees/costs.
(5)

The amounts for total non-performing loans and total non-performing assets are the same at the dates presented since there was

no other real estate owned (OREO)
recorded.
(6) Reflects effect of non-interest-bearing deposits.

USCB FINANCIAL HOLDINGS, INC.

NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended December 31,
2024 2023
Average

Balance Interest Yield/Rate
(1)
Average

Balance Interest Yield/Rate
(1)
Assets
Interest-earning assets:
Loans held for investment
(2)
$ 1,958,566 $ 30,757 6.25% $ 1,698,611 $ 24,803 5.79%
Investment securities
(3)
430,465 2,846 2.63% 404,850 2,511 2.46%
Other interest-earning assets 49,561 564 4.53% 49,583 662 5.30%
Total interest-earning assets 2,438,592 34,167 5.57% 2,153,044 27,976 5.16%
Non-interest-earning assets 106,000

115,767

Total assets $ 2,544,592 $ 2,268,811
Liabilities and stockholders' equity

Interest-bearing liabilities:
Interest-bearing checking deposits $ 51,033 338 2.63% $ 49,675 327 2.61%
Saving and money market deposits 1,155,776 9,569 3.29% 1,004,805 9,126 3.60%
Time deposits 340,980 3,447 4.02% 281,990 2,733 3.85%
Total interest-bearing deposits 1,547,789 13,354 3.43% 1,336,470 12,186 3.62%
FHLB advances and other borrowings 151,804 1,455 3.81% 139,000 1,414 4.04%
Total interest-bearing liabilities 1,699,593 14,809 3.47% 1,475,470 13,600 3.66%
Non-interest-bearing demand deposits 590,829

577,133

Other non-interest-bearing liabilities 38,455 32,579
Total liabilities 2,328,877

2,085,182

Stockholders' equity 215,715 183,629
Total liabilities and stockholders' equity $ 2,544,592

$ 2,268,811

Net interest income $ 19,358 $ 14,376
Net interest spread
(4)
2.10% 1.50%
Net interest margin
(5)
3.16% 2.65%
(1)

Annualized.
(2)

Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)

At fair value except for securities held to maturity. This amount includes FHLB stock.
(4)

Net interest spread is the average yield earned on total

interest-earning assets minus the average rate paid on total interest-bearing liabilities.
(5)

Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023
Pre-tax pre-provision ("PTPP") income:
(1)
Net income $ 6,904 $ 6,949 $ 6,209 $ 4,612 $ 2,721
Plus: Provision for income taxes 2,197 2,213 1,967 1,426 787
Plus: Provision for credit losses 1,030 931 786 410 1,475
PTPP income $ 10,131 $ 10,093 $ 8,962 $ 6,448 $ 4,983
PTPP return on average assets:
(1)

PTPP income $ 10,131 $ 10,093 $ 8,962 $ 6,448 $ 4,983
Average assets $ 2,544,592 $ 2,485,434 $ 2,479,222 $ 2,436,103 $ 2,268,811
PTPP return on average assets
(2)
1.58% 1.62% 1.45% 1.06% 0.87%

Operating net income:
(1)
Net income $ 6,904 $ 6,949 $ 6,209 $ 4,612 $ 2,721
Less: Net gains (losses) on sale of securities - - 14 - (883)
Less: Tax effect on sale of securities - - (4) - 224
Operating net income $ 6,904 $ 6,949 $ 6,199 $ 4,612 $ 3,380

Operating PTPP income:
(1)
PTPP income $ 10,131 $ 10,093 $ 8,962 $ 6,448 $ 4,983
Less: Net gains (losses) on sale of securities - - 14 - (883)
Operating PTPP income $ 10,131 $ 10,093 $ 8,948 $ 6,448 $ 5,866
Operating PTPP return on average assets:
(1)

Operating PTPP income $ 10,131 $ 10,093 $ 8,948 $ 6,448 $ 5,866
Average assets $ 2,544,592 $ 2,485,434 $ 2,479,222 $ 2,436,103 $ 2,268,811
Operating PTPP return on average assets
(2)
1.58% 1.62% 1.45% 1.06% 1.03%

Operating return on average assets:
(1)
Operating net income $ 6,904 $ 6,949 $ 6,199 $ 4,612 $ 3,380
Average assets $ 2,544,592 $ 2,485,434 $ 2,479,222 $ 2,436,103 $ 2,268,811
Operating return on average assets
(2)
1.08% 1.11% 1.01% 0.76% 0.59%
Operating return on average equity:
(1)
Operating net income $ 6,904 $ 6,949 $ 6,199 $ 4,612 $ 3,380
Average equity $ 215,715 $ 206,641 $ 197,755 $ 193,092 $ 183,629
Operating return on average equity
(2)
12.73% 13.38% 12.61% 9.61% 7.30%
Operating Revenue:
(1)

Net interest income
$ 19,358

$ 18,109

$ 17,311

$ 15,158

$ 14,376

Non-interest income

3,627 3,438 3,211

2,464

1,326

Less: Net gains (losses) on sale of securities
- - 14 - (883)

Operating revenue
$ 22,985 $ 21,547 $ 20,508 $ 17,622 $ 16,585
Operating Efficiency Ratio:
(1)

Total non-interest expense
$ 12,854

$ 11,454

$ 11,560

$ 11,174

$ 10,719

Operating revenue
$ 22,985 $ 21,547 $ 20,508 $ 17,622 $ 16,585

Operating efficiency ratio
55.92% 53.16% 56.37% 63.41% 64.63%
(1) The Company believes these non-GAAP measurements are

key indicators of the ongoing earnings power of the

Company.
(2)

Annualized.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023
Tangible book value per common share (at period-end):
(1)
Total stockholders' equity $ 215,388 $ 213,916 $ 201,020 $ 195,011 $ 191,968
Less: Intangible assets - - - - -
Tangible stockholders' equity $ 215,388 $ 213,916 $ 201,020 $ 195,011 $ 191,968
Total shares issued and outstanding (at period-end):
Total common shares issued and outstanding 19,924,632 19,620,632 19,630,632 19,650,463 19,575,435
Tangible book value per common share
(2)
$ 10.81 $ 10.90 $ 10.24 $ 9.92 $ 9.81
Operating diluted net income per common share:
(1)
Operating net income $ 6,904 $ 6,949 $ 6,199 $ 4,612 $ 3,380
Total weighted average diluted shares of common stock 20,183,731 19,825,211 19,717,167 19,698,258 19,573,350
Operating diluted net income per common share: $ 0.34 $ 0.35

$

0.31

$

0.23

$

0.17
Tangible Common Equity/Tangible Assets
(1)

Tangible stockholders' equity
$ 215,388 $ 213,916 $ 201,020 $ 195,011 $ 191,968

Tangible total assets
(3)
$ 2,581,216

$

2,503,954

$

2,458,270

$

2,489,142

$

2,339,093
Tangible Common Equity/Tangible Assets 8.34% 8.54% 8.18% 7.83% 8.21%
(1)

The Company believes these non-GAAP measurements

are key indicators of the ongoing earnings power

of the Company.
(2)

Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.
(3) Since the Company has no intangible assets, tangible

total assets is the same amount as total assets calculated

under GAA
P.